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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08612

MARTIN CURRIE BUSINESS TRUST
(Exact name of registrant as specified in charter)

Saltire Court, 20 Castle Terrace, Edinburgh, Scotland			EH1 2ES
(Address of principal executive offices)			(Zip code)

Grant Spence c/o Martin Currie, Inc. Saltire Court 20 Castle Terrace Edinburgh Scotland EH1 2ES
(Name and address of agent for service)

Registrant’s telephone number, including area code:		011-44-131-229-5252

Date of fiscal year end:	April 30

Date of reporting period:	May 1, 2010 to October 31, 2010

Explanatory Note:  The registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940 (the “Act”), has not filed a registration statement that has gone effective under the Securities Act of 1933 (the “1933 Act”) because beneficial interests in the registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(2) of the 1933 Act.  Accordingly, this report is not filed under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

MARTIN CURRIE BUSINESS TRUST

MCBT Opportunistic EAFE Fund

MCBT Global Emerging Markets Fund

MCBT European Select Fund

SEMI-ANNUAL REPORT
OCTOBER 31, 2010

MARTIN CURRIE BUSINESS TRUST

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT OCTOBER 31, 2010

OBJECTIVE  Capital appreciation through investment in an international portfolio of primarily equity and equity-related securities traded in Europe, Australasia and the Far East.

LAUNCH DATE  July 1, 1994

FUND SIZE  $59.0m

PERFORMANCE  Total return from May 1, 2010 through October 31, 2010

•MCBT Opportunistic EAFE Fund	+3.5%
•Morgan Stanley Capital International (MSCI) EAFE Index*	+6.0%

Annualized total return from November 1, 2005 through October 31, 2010

•MCBT Opportunistic EAFE Fund	+2.4%
•Morgan Stanley Capital International (MSCI) EAFE Index*	+3.8%

Annualized total return from November 1, 2000 through October 31, 2010

•MCBT Opportunistic EAFE Fund (excluding all transaction fees)	+2.3%
•MCBT Opportunistic EAFE Fund (including all transaction fees)	+1.5%
•Morgan Stanley Capital International (MSCI) EAFE Index*	+3.6%

Annualized total return from July 1, 1994 through October 31, 2010

•MCBT Opportunistic EAFE Fund (excluding all transaction fees)	+5.1%
•MCBT Opportunistic EAFE Fund (including all transaction fees)	+4.3%
•Morgan Stanley Capital International (MSCI) EAFE Index (a)*	+5.1%

(a)  Performance for the benchmark is not available from July 1, 1994 (commencement of investment operations). For that reason, performance for the benchmark is shown from July 31, 1994.

*  Gross of Dividends

Performance shown is net of all fees after reimbursement from Martin Currie Inc. (the "Investment Manager" or "Martin Currie"). Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to June 28, 2000, reflects a transaction fee of 75 basis points on purchase and 75 basis points on redemption. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective June 28, 2000. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT OCTOBER 31, 2010

PORTFOLIO COMMENTS  Global markets continued to rise in the six months under review, albeit at a much slower rate than their astonishing growth in the 12 months covered by our last report. The MSCI EAFE index finished the period 6% higher in US dollar terms. Getting there was a tortuous journey, however. On the one hand, investors fretted about sovereign-default risk, global growth and the extent to which growth depends on China; these concerns weighed heavily on the market in May and June. On the other hand, there was a recognition that valuations remain out of line with their historic levels, thereby creating an impulse towards a 'normalization' trade. For much of this year, the market's response to these conflicting forces has been binary, with each day's market movements being characterised as either a 'risk on' or a 'risk off' trade. A strong July (+9.5%), thanks to anticipation of a decent results season, was followed by a poor August (-3.1%) as economic data disappointed (notably in the US) and worries arose that China might be heavy-handed in restraining investment. Global markets bounced back in September (+9.8%) as better - or less bad - economic data, especially in the US, sharpened appetite for risk. The rally continued through October (+3.6) as investors (correctly) anticipated further quantitative easing from the Federal Reserve.

Regionally, Europe, Asia and global emerging markets outperformed. Meanwhile, Japan had a very poor six months, as the consequences of a rising yen and the perpetual political wrangling that has plagued the country for much of the last decade left its market friendless.

In this environment the fund underperformed its benchmark, rising 3.5%. On the sector level, stock selection in healthcare made the biggest negative contribution. Our positions here suffered from concern in July that biologic compounds, previously seen as being protected from generic competition given the complexity of the structure, were now vulnerable after the FDA approved a competitor to a Sanofi-Aventis drug. Stock selection in telecoms (which led the index overall) and financials was also detrimental. Conversely, there was good stock selection in energy and (especially) materials, but the marked overweight to consumer discretionary made the biggest positive contribution.

Four of the five worst-performing holdings were Japanese. Dai-ichi Mutual Life Insurance, the biggest detractor, was a victim of the flattening yield curve in the Japanese government bond market. Broker Nomura Holdings fell on fears of further capital-raising. Ricoh, which makes printers, suffered along with the tech sector from fears over a build-up in inventories in the summer. Kirin, the beer and soft drinks company, was hurt by the strength of the yen and weak domestic demand. The other main detractor was Persimmon, the UK homebuilder, which plummeted early in the review period as holdings perceived to be particularly exposed to the faltering UK economy were punished severely.

On the positive side, there were stellar performances from two emerging-market stocks in the consumer discretionary sector: SJM Holdings, the Macao casino operator, and PDG Realty, the Brazilian homebuilder. SJM is profiting from greater numbers of Chinese visitors with more disposable income, while PDG is benefiting from both positive operational momentum and general strength in the Brazilian consumer. Other key contributors included UK oil-services company Petrofac, on strong results, Australia's Newcrest Mining, after the ongoing economic uncertainty and, later, QE anticipation pushed up the gold price, and British American Tobacco, whose defensive characteristics were especially appealing to investors during the falling markets at the beginning of the period.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT OCTOBER 31, 2010

OUTLOOK

Our market expectations have changed little from early this year. The economic environment will likely remain constrained by fiscal deficits in the US and much of Europe, while we expect global growth will be driven by expansion in emerging markets - mainly China, India and Brazil. As a result, we expect markets will struggle to make much overall headway, and a volatile trading environment is likely for a protracted period. Monetary policy, especially that conducted by the United States, is likely to continue to affect currency and asset prices around the world. As the US prints more money, we are seeing sharp increases in the dollar price of hard assets like gold, oil and agricultural commodities. Capital is flowing into developing regions, pushing up prices and strengthening currencies. The portfolio is exposed to these dynamics through stocks like Henderson Land Development (Hong Kong real estate), Gold Fields, Newcrest Mining (both gold miners) and Incitec Pivot (fertilizer). Elsewhere, the focus remains on finding those franchises that operate in structural growth markets and those that can help themselves through internal improvement or corporate restructuring.

INVESTMENT MANAGER PROFILE  James Fairweather, Christine Montgomery and David Sheasby are primarily responsible for the day-to-day management of the Fund.

James Fairweather spent three years with Montague Loebl Stanley & Co. as an institutional sales and economics assistant. He moved into Eurobond sales for 18 months with Kleinwort Benson before joining Martin Currie in 1984. He has worked in Martin Currie's Far East, North American and continental European investment teams. Appointed a director in 1987, James became head of the continental European team in 1992. He was appointed deputy chief investment officer in 1994 with overall responsibility for Martin Currie's investments in emerging markets. James was promoted to chief investment officer in 1997.

Christine Montgomery joined Martin Currie in 2009 as a director in Martin Currie's global team with responsibility for EAFE and ACWI ex US mandates. She joined from Edinburgh Partners, where she was an investment partner, managing global and international portfolios for institutional clients, mostly in North America. Before that, she was a global-equities fund manager at Franklin Templeton Investments. Christine began her investment career at Aegon Asset Management (formerly Scottish Equitable). During her 12 years with the company, her roles included head of equities, head of fixed-income and deputy CIO. Before joining Aegon, she had worked in the Department of Accounting at the University of Edinburgh.

David Sheasby joined Martin Currie in 2004 as a director in our global team. He is lead portfolio manager for the EAFE ADR strategy and supports the managers of the global ex-US portfolios. Before coming to Martin Currie, David worked for Aegon Asset Management (formerly Scottish Equitable) for 18 years. From 2002 he was a senior portfolio manager for global equities, developing and directing Aegon's global strategy. During his time with Aegon, David headed its global equity, emerging markets and European teams, and prior to that, served as a European portfolio manager at Aegon from 1987 to 1994.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT OCTOBER 31, 2010

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY*

		% of net assets
Europe
Siemens AG	(Germany)	2.9
British American Tobacco PLC	(United Kingdom)	2.8
Roche Holding AG	(Switzerland)	2.8
Royal Dutch Shell	(United Kingdom)	2.7
Telefonica SA	(Spain)	2.5
Sanofi-Aventis	(France)	2.4
Xstrata PLC	(United Kingdom)	2.4
ABB Ltd.	(Switzerland)	2.4
SJM Holdings Ltd.	(Hong Kong)	2.3
DnB NOR ASA	(Norway)	2.3

*  Excludes short-term investments

The Fund is actively managed and therefore portfolio holdings and characteristics will change over time.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT OCTOBER 31, 2010

OBJECTIVE  Capital appreciation through investment primarily in equity and equity-related securities of issuers located in a number of countries with emerging markets and developing economies.

LAUNCH DATE  February 14, 1997

FUND SIZE  $138.2m

PERFORMANCE  Total return from May 1, 2010 through October 31, 2010

•MCBT Global Emerging Markets Fund	+14.3%
•Morgan Stanley Capital International (MSCI) Emerging Markets Index*	+10.2%

Annualized total return from November 1, 2005 through October 31, 2010

•MCBT Global Emerging Markets Fund	+13.5%
•Morgan Stanley Capital International (MSCI) Emerging Markets Index*	+15.3%

Annualized total return from November 1, 2000 through October 31, 2010

•MCBT Global Emerging Markets Fund (excluding all transaction fees)	+13.6%
•MCBT Global Emerging Markets Fund (including all transaction fees)	+12.7%
•Morgan Stanley Capital International (MSCI) Emerging Markets Index*	+15.0%

Annualized total return from February 14, 1997 through October 31, 2010

•MCBT Global Emerging Markets Fund (excluding all transaction fees)	+8.5%
•MCBT Global Emerging Markets Fund (including all transaction fees)	+7.6%
•Morgan Stanley Capital International (MSCI) Emerging Markets Index (a)*	+8.2%

(a)  Performance for the benchmark is not available from February 14, 1997 (commencement of investment operations). For that reason, performance for the benchmark is shown from February 28, 1997.

*  Gross of Dividends

Performance shown is net of all fees. Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to October 1, 1998, reflects a transaction fee of 100 basis points on purchase and 100 basis points on redemption. Transaction fees were paid to the Fund to cover trading costs. Transaction fees were eliminated effective October 1, 1998. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT OCTOBER 31, 2010

PORTFOLIO COMMENTS  Emerging markets continued to rise in the six months under review, albeit at a slower pace than the extraordinary rally that took place in the previous 12 months. The MSCI Emerging Markets index strongly outperformed the global index, gaining 10.2% in US dollar terms against a 3.3% rise in the MSCI World Index. Asian and Latin American stocks came in just above the emerging-markets index, while the Europe, Middle East and Africa (EMEA) region lagged.

Global events played an important role in sentiment towards emerging markets. Early in the period, the sovereign-debt crisis in Greece threatened to spread to other southern European economies, notably Spain and Portugal. In addition, tightening measures by the Chinese authorities in the real estate sector, banking industry and, latterly, in materials heightened investors' sensitivity to any weakening economic figures (of which there were a few).

Later in the period, sentiment improved dramatically so that many emerging markets were demonstrably less skittish than the S&P500, for example. This reflected the somewhat schizophrenic combination of weak US economic data and increasing optimism about a second wave of quantitative easing (QE). In contrast to this and to the lingering sovereign-credit concerns in Europe, emerging markets have continued to deliver both solid growth momentum and an absence of 'shocks' (either political or economic).

Having underperformed in previous reporting period, the fund fared much better in the six months under review, rising 14.3% against a 10.2% gain in the benchmark. Three of the fund's six best-performing stocks came from Brazil. Good stock picking was key here, as that country was of the weaker markets in the period. Two of them came from Brazil's consumer-discretionary sector: top performer Cia Hering, a manufacturer and retailer of branded clothing, and PDG, a house builder. Both benefited from positive operational momentum and general strength in the Brazilian consumer. (The fund's other Brazilian outperformer was oil giant Petrobras). The second most successful holding was also in the consumer-discretionary sector - Macau casino operator SJM, which is profiting from greater numbers of Chinese consumers with significant disposable income. SJM's strong third-quarter results reflected the health of the mass gaming market in Macau, which is fed directly by southern China. The upcoming introduction of a direct rail link to the mainland should unlock further interest in the resort. Korea's Samsung Engineering was another significant contributor after delivering impressive new orders from the Middle East and Asia. Peruvian gold miner Buenaventura also did well, as the continuing economic uncertainty and QE anticipation drove up the price of gold.

On the negative side, many of the fund's largest detractors came from Russia. Gas champion Gazprom suffered from ongoing weakness in natural-gas prices. Vimpelcom underperformed on rumours (subsequently confirmed) of the acquisition of Naguib Sawiri's telecom assets. Meanwhile, Petropavlovsk, a Russian gold miner, suffered as its expected ramp-up of operations continued to fall behind schedule. There was poor performance, too, from Korean tech stocks Samsung Electronics and LG Display, as investors worried about a build-up in inventories over the summer.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT OCTOBER 31, 2010

OUTLOOK

We consider emerging-market economies to be in a very healthy state. They are generally well managed; given their increasing stability, investors' perceptions have improved significantly. The contrast to developed economies is marked and should result in superior growth rates. After many years of sound policy implementation, inflation is well controlled in most emerging regions. In those countries that are experiencing a pick-up in inflation, the central banks remain vigilant against the risk that inflation poses to the structural growth of their economies.

As global investors seek growth, emerging economies are seeing record inflows. This trend looks set to continue and has many significant benefits for emerging markets: increased investment, lower funding costs, greater availability of funding and equity-market support. But it also creates one difficulty: appreciation pressure on emerging-market currencies. Intervention in the currency markets is already active and growing but is likely to become an increasingly 'hot' topic. Therefore, our focus remains on investing in companies with high-quality franchises and strong links to robust domestic consumption. We believe that the primary driver of growth for many emerging economies will shift from exports towards domestic demand. The medium- and long-term growth opportunities in developing markets remain vast.

INVESTMENT MANAGER PROFILE  Kim Catechis joined Martin Currie in October 2010 as head of global emerging markets, a role he held at Scottish Widows Investment Partnership (SWIP) since 1998, when he established and recruited its global emerging markets team. At SWIP, Kim was responsible for £2.2 billion in funds under management and was lead portfolio manager on the firm's Global Emerging Markets equity fund. He also specialized in energy-sector research. Before joining SWIP, Kim established and managed two asset-management ventures in Spain: Eagle Star Inversions and, earlier, FG Gestión. He began his investment career as a portfolio manager for Edinburgh Fund Managers in 1987. Kim is fluent in French, German, Spanish, Portuguese and Greek, has intermediate Russian skills and is studying Mandarin.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT OCTOBER 31, 2010

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY*

		% of net assets
Pacific Basin
Samsung Electronics Co., Ltd.	(South Korea)	3.4
SJM Holdings Ltd.	(Hong Kong)	3.2
CNOOC Ltd.	(China)	3.2
Industrial Bank of Korea	(South Korea)	2.9
Latin America
Petroleo Brasileiro SA	(Brazil)	3.1
PDG Realty SA Empreendimentos e Participacoes	(Brazil)	3.0
Vale SA, Class A	(Brazil)	2.9
Cia Hering	(Brazil)	2.7
Compania de Minas Buenaventura SA	(Peru)	2.7
Europe
Turkiye Garanti Bankasi AS	(Turkey)	2.7

*  Excluding short-term investments.

The Fund is actively managed and therefore portfolio holdings and characteristics will change over time.

MCBT EUROPEAN SELECT FUND

PROFILE AT OCTOBER 31, 2010

OBJECTIVE  Capital appreciation through investment primarily in equity and equity-related securities of midsized companies located in developed European countries, including the United Kingdom.

LAUNCH DATE  June 6, 2002

FUND SIZE  $14.7m

PERFORMANCE  Total return from May 1, 2010 through October 31, 2010

•MCBT European Select Fund	+8.5%
•Morgan Stanley Capital International (MSCI) European Index*	+8.9%

Annualized total return from November 1, 2005 through October 31, 2010

•MCBT European Select Fund	+3.1%
•Morgan Stanley Capital International (MSCI) European Index*	+4.5%

Annualized total return from June 6, 2002 through October 31, 2010

•MCBT European Select Fund	+10.5%
•Morgan Stanley Capital International (MSCI) European Index*	+7.7%

*  Gross of dividends

Performance shown is net of all fees. Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO COMMENTS  After outperforming in the preceding twelve months, the fund marginally underperformed its benchmark in the six months to 31 October. The fund gained 8.5% in US dollar terms against an 8.9% rise in the MSCI European Index.

It was far from a smooth upward trajectory. European markets were weak early in the period. Greece's deficit had triggered a loss of confidence in European sovereign debt and, by extension, in the banking system that held this debt. Our risk models suggested that investors were more risk-averse in the sell-off that took hold in May and June than during any other decline in recent times. The realized correlation among the Stoxx 50 constituents reached an all-time high, exceeding the levels seen in the immediate aftermath of the Lehman Brothers collapse.

Later in the period, however, things improved considerably. The results season was supportive to equity prices, with a high percentage of companies beating estimates and raising their guidance. And while sovereign spreads of certain countries, notably Portugal and Ireland, remained elevated, the Greek government's willingness to reduce spending and increase tax collection, as well as the support given by the European Central Bank (ECB), IMF, and fiscally strong European countries, reduced the risk of sovereign default - not just for Greece but for peripheral Europe as a whole. The ECB stress test, while overly lenient, forces banks to give a country breakdown of their

MCBT EUROPEAN SELECT FUND

PROFILE AT OCTOBER 31, 2010

sovereign exposure. This allows banks to discriminate between peers in choosing whom to lend to in the wholesale market, so that strong banks will no longer be penalised by association. Finally, the Basel III requirements were longer dated and less onerous than feared. All these factors, combined with the ultra-low valuations on offer, allowed European equity markets to recover strongly. Currency movements provided a further boost to returns in US dollars.

The main contributors to the fund's modest underperformance were German healthcare company Celesio, Norwegian oil-services company Petroleum Geo-Services (PGS), and Cookson, the UK-listed supplier to the steel industry. Celesio, the biggest detractor by some distance, was hurt in May by worries that fiscal austerity might have an impact on sales. PGS was weak after missing forecasts on operating profits in its quarter-two results and announcing that a dividend payment was unlikely in the next four quarters. And Cookson suffered as steel production outside China dropped off. We sold all three stocks.

On the positive side, the fund's top performer during the period was French auto-parts manufacturer Valeo, which reported excellent results and raised guidance again. The company delivered strong organic growth in its top line as well as impressive cost control, leading to free cash flow and operating profits that were better than expected. Another key contributor was Dialog Semiconductor, the German power-management-chip company, which rallied hard on the back of a number of design wins. French testing and inspection group Bureau Veritas also helped returns after releasing a strong set of first-half results and a positive outlook statement on sales. Given the oil spill in the Gulf of Mexico, avoiding BP made a major positive contribution to relative performance.

OUTLOOK

Since the end of October, developments have been mixed. The US Federal Reserve's second round of quantitative easing has contributed to increased confidence in a global recovery, but heightened concerns about sovereign debt in peripheral European states, as well as tightening measures in China, have offset that somewhat. Corporate profitability continues to be strong in general; European companies are reporting profit growth - and delivering earnings surprises - in line with their global peers. Yet their PE multiples fell to historical discounts to these same global peers in June and July. On balance, we expect a favourable environment for stocks in general and for evidence-based stock picking in particular over the coming quarters.

INVESTMENT MANAGER PROFILE  Dr. Eric Woehrling joined Martin Currie in 2000 to design the European mid-cap products, which he has managed or co-managed since their launch in June 2002. Eric is lead manager of the Martin Currie GF Pan-European Opportunities Fund, a winner of the Lipper Fund Award 2008 and an S&P award in 2007. Before his move to Martin Currie, Eric worked for Stewart Ivory from 1997. He worked on the UK and emerging markets desks, before moving to the European desk, where he specialized in European smaller companies.

Palaniappan Chidambaram joined Martin Currie as an investment analyst in 2007, after managing his personal venture-capital investment. He became a portfolio manager in 2008, since when he has managed Martin Currie's European portfolios alongside

MCBT EUROPEAN SELECT FUND

PROFILE AT OCTOBER 31, 2010

Dr Eric Woehrling. He was previously a senior analyst with Rabobank International's financial-markets research team in London, and before that led the South Asian telecommunications banking practice at ANZ Bank, based in Mumbai. Palaniappan started his career as a telecommunications analyst with Peregrine Capital in Mumbai. He holds a degree in aerospace engineering from the Indian Institute of Technology and an MBA from the Indian Institute of Management. He is a chartered financial analyst and also a chartered market technician.

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY*

		% of net assets
Europe
Technip SA	(France)	4.0
ING Groep NV	(Netherlands)	4.0
Valeo SA	(France)	3.9
Groupe Eurotunnel SA	(France)	3.6
Terna-Rete Elettrica Nazionale SpA	(Italy)	3.6
Abengoa SA	(Spain)	3.4
Scania AB	(Sweden)	3.3
Swedish Match AB	(Sweden)	3.3
Bureau Veritas SA	(France)	3.3
United Business Media Ltd.	(Ireland)	3.1

*  Excluding short-term investments.

The Fund is actively managed and therefore portfolio holdings and characteristics will change over time.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2010 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – 96.8%
AFRICA – 2.1%
SOUTH AFRICA – 2.1%
Gold Fields Ltd., ADR	76,800	$1,211,136
TOTAL SOUTH AFRICA – (Cost $1,007,753)		1,211,136
TOTAL AFRICA – (Cost $1,007,753)		1,211,136
EUROPE – 54.6%
FRANCE – 6.4%
BNP Paribas	14,899	1,089,700
Sanofi-Aventis SA	20,503	1,431,940
Technip SA	14,945	1,256,139
TOTAL FRANCE – (Cost $3,438,867)		3,777,779
GERMANY – 6.5%
Adidas AG	19,893	1,297,694
Aixtron A (a)	24,339	794,369
Siemens AG	15,208	1,737,346
TOTAL GERMANY – (Cost $3,032,444)		3,829,409
LUXEMBOURG – 2.1%
SES SA	48,458	1,241,978
TOTAL LUXEMBOURG – (Cost $1,064,617)		1,241,978
NETHERLANDS – 9.2%
Gemalto NV	19,073	868,579
Heineken NV	19,666	996,857
ING Groep NV*	116,890	1,247,813
Philips Electronics	42,307	1,279,525
Unilever NV	34,835	1,032,938
TOTAL NETHERLANDS – (Cost $4,534,397)		5,425,712
NORWAY – 2.3%
DnB NOR ASA	100,400	1,378,301
TOTAL NORWAY – (Cost $1,153,476)		1,378,301
SPAIN – 2.6%
Telefonica SA	55,416	1,496,283
TOTAL SPAIN – (Cost $1,419,745)		1,496,283
SWITZERLAND – 6.8%
ABB, Ltd.*	67,306	1,393,930
Credit Suisse Group AG	23,579	974,022
Roche Holding AG	11,298	1,659,022
TOTAL SWITZERLAND – (Cost $3,608,695)		4,026,974

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2010 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – Continued
EUROPE – Continued
UNITED KINGDOM – 18.7%
Amlin PLC	98,036	$638,720
Barclays PLC	246,836	1,086,092
British American Tobacco PLC	43,584	1,662,117
Compass Group PLC	127,992	1,049,026
Inchcape PLC*	144,757	808,815
Pearson PLC	76,230	1,165,895
Persimmon PLC*	98,599	538,747
Petrofac, Ltd.	46,845	1,098,159
Royal Dutch Shell, B Shares	49,795	1,594,585
Xstrata PLC	71,952	1,394,461
TOTAL UNITED KINGDOM – (Cost $10,185,630)		11,036,617
TOTAL EUROPE – (Cost $28,437,871)		32,213,053
JAPAN – 17.2%
Bank of Yokohama, Ltd.	146,000	718,479
Bridgestone Corp.	57,400	1,029,305
Dai-ichi Mutual Life Insurance Co. (a)	463	561,561
INPEX Corp.	167	868,516
Kirin Holdings Co., Ltd.	77,000	1,056,394
Mitsui Fudosan Co., Ltd.	44,000	831,664
Nippon Yusen Kabushiki Kaisha	253,000	1,065,826
NTT DoCoMo, Inc.	608	1,023,785
Panasonic Corp.	71,000	1,043,780
Ricoh Co. Ltd. (a)	62,000	867,553
Sekisui House Ltd.	81,000	761,986
Suzuki Motor Corp.	12,400	304,100
TOTAL JAPAN – (Cost $10,074,806)		10,132,949
LATIN AMERICA – 3.3%
BRAZIL – 3.3%
Banco do Brasil SA	38,500	749,486
PDG Realty SA Empreendimentos e Participacoes	96,300	1,204,670
TOTAL BRAZIL – (Cost $1,539,744)		1,954,156
TOTAL LATIN AMERICA – (Cost $1,539,744)		1,954,156
MIDDLE EAST – 1.7%
ISRAEL – 1.7%
Teva Pharmaceutical Industries Ltd., ADR	19,700	1,022,430
TOTAL ISRAEL – (Cost $1,085,173)		1,022,430
TOTAL MIDDLE EAST – (Cost $1,085,173)		1,022,430

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2010 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – Continued
PACIFIC BASIN – 17.9%
AUSTRALIA – 5.9%
Incitec Pivot Ltd.	304,781	$1,110,599
Leighton Holdings Ltd. (a)	29,624	1,064,968
Newcrest Mining Ltd.	33,430	1,308,544
TOTAL AUSTRALIA – (Cost $2,876,553)		3,484,111
CHINA – 4.2%
Bank of China Ltd., H Shares	1,213,000	727,683
Ctrip.com International Ltd., ADR*	21,700	1,129,919
Mindray Medical International Ltd., ADR (a)	20,500	594,090
TOTAL CHINA – (Cost $1,958,410)		2,451,692
HONG KONG – 3.5%
Henderson Land Development Co., Ltd.	99,000	703,106
SJM Holdings Ltd.	929,000	1,380,691
TOTAL HONG KONG – (Cost $1,443,842)		2,083,797
SINGAPORE – 1.6%
DBS Group Holdings Ltd.	89,000	955,806
TOTAL SINGAPORE – (Cost $942,599)		955,806
SOUTH KOREA – 1.4%
KT Corp., ADR (a)	38,600	798,634
TOTAL SOUTH KOREA – (Cost $779,415)		798,634
THAILAND – 1.3%
Bangkok Bank Public Co., Ltd.	153,500	791,052
TOTAL THAILAND – (Cost $659,102)		791,052
TOTAL PACIFIC BASIN – (Cost $8,659,921)		10,565,092
TOTAL COMMON STOCKS – (Cost $50,805,268)		57,098,816
RIGHTS AND WARRANTS – 1.2%
TAIWAN – 1.2%
Hon Hai Precision Industry Co., Ltd., 144A	187,899	711,797
TOTAL TAIWAN – (Cost $620,668)		711,797
TOTAL RIGHTS AND WARRANTS – (Cost $620,668)		711,797
COLLATERAL FOR SECURITIES ON LOAN – 5.5%
State Street Navigator Prime Portfolio	3,241,662	3,241,662
TOTAL COLLATERAL FOR SECURITIES ON LOAN – (Cost $3,241,662)		3,241,662

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2010 (Unaudited)

	Principal Amount	US$ Value
SHORT-TERM INVESTMENTS – 2.4%
Repurchase Agreement with State Street Bank and Trust, 0.01%, 11/01/2010 (b)	$1,403,000	$1,403,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $1,403,000)		1,403,000
TOTAL INVESTMENTS – (Cost $56,070,598) – 105.9%		62,455,275
OTHER ASSETS LESS LIABILITIES – (5.9)%		(3,475,851)
NET ASSETS – 100.0%		$58,979,424

Notes to Schedule of Investments:

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Apparel & Textiles 2.2%, Auto Parts 1.8%, Automobiles 0.5%, Banks 13.0%, Building Construction 1.3%, Computer Services 1.5%, Computers 1.2%, Construction 1.8%, Diversified 3.8%, Drugs & Health Care 1.8%, Electrical Equipment 3.9%, Electronics 4.0%, Fertilizers 1.9%, Food & Beverages 7.2%, Homebuilders 0.9%, Hotels & Restaurants 4.3%, Insurance 2.1%, Manufacturing 3.0%, Medical Products 6.4%, Mining 6.8%, Multimedia 2.2%, Oil & Gas 5.7%, Oil Integrated 2.8%, Publishing 2.0%, Real Estate 4.7%, Retail 1.4%, Semi-conductor Manufacturing Equipment 1.4%, Telecommunications Services 5.7%, Tobacco 2.9%, and Transportation 1.8%.

*  Non-income producing security.

(a)  A portion of this security was held on loan. As of October 31, 2010, the market value of the securities loaned was $3,704,133.

(b)  Repurchase agreement, dated 10/29/2010, due 11/01/2010 with repurchase proceeds of $1,403,001 is collateralized by United States Treasury Note, 1.00% due 4/30/2012 with a market value of $1,436,084.

ADR  American Depositary Receipts

144A  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2010 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – 88.8%
AFRICA – 5.1%
SOUTH AFRICA – 5.1%
Aspen Pharmacare Holdings Ltd.*	248,661	$3,319,030
Impala Platinum Holdings Ltd.	49,028	1,385,802
MTN Group Ltd. (a)	127,203	2,288,020
TOTAL SOUTH AFRICA – (Cost $4,456,831)		6,992,852
TOTAL AFRICA – (Cost $4,456,831)		6,992,852
EUROPE – 12.8%
RUSSIA – 7.7%
Gazprom OAO, ADR (a)	150,505	3,294,162
JSC MMC Norilsk Nickel, ADR*	72,788	1,357,496
LUKOIL, ADR	32,705	1,826,574
Pharmstandard OJSC-S, GDR, 144A*	80,700	2,098,200
VimpelCom Ltd., ADR*	136,700	2,095,611
TOTAL RUSSIA – (Cost $10,826,877)		10,672,043
TURKEY – 5.1%
Turkiye Garanti Bankasi AS	619,137	3,798,519
Turkiye Is Bankasi	727,900	3,273,228
TOTAL TURKEY – (Cost $3,497,515)		7,071,747
TOTAL EUROPE – (Cost $14,324,392)		17,743,790
LATIN AMERICA – 18.4%
BRAZIL – 10.7%
Banco do Brasil SA	150,900	2,937,593
Cia Hering	76,900	3,787,787
Hypermarcas SA*	158,700	2,613,421
Light SA	101,700	1,281,194
PDG Realty SA Empreendimentos e Participacoes	334,900	4,189,451
TOTAL BRAZIL – (Cost $8,746,234)		14,809,446
MEXICO – 5.0%
America Movil SAB de CV	771,600	2,211,445
Corporacion GEO SAB de CV, Series B*	715,900	2,272,699
Fomento Economico Mexicano SAB de CV, Series B	424,900	2,336,468
TOTAL MEXICO – (Cost $3,706,173)		6,820,612
PERU – 2.7%
Compania de Minas Buenaventura SA, ADR	71,000	3,765,840
TOTAL PERU – (Cost $2,382,491)		3,765,840
TOTAL LATIN AMERICA – (Cost $14,834,898)		25,395,898

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2010 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – Continued
OTHER AREAS – 6.2%
INDIA – 6.2%
Axis Bank Ltd.	85,164	$2,818,032
Infrastructure Development Finance Co., Ltd.	786,808	3,542,186
Maruti Suzuki India Ltd.	62,723	2,181,645
TOTAL INDIA – (Cost $5,978,743)		8,541,863
TOTAL OTHER AREAS – (Cost $5,978,743)		8,541,863
PACIFIC BASIN – 46.3%
CHINA – 12.3%
Bank of China Ltd., H Shares	4,859,000	2,914,930
China Mobile Ltd.	233,500	2,378,303
China Railway Construction Corp., Ltd. (a)	1,752,000	2,190,212
CNOOC Ltd.	2,111,000	4,362,938
Industrial and Commercial Bank of China Ltd., H Shares	3,036,000	2,444,075
Netease.com Inc., ADR (a)*	66,200	2,767,160
TOTAL CHINA – (Cost $11,371,386)		17,057,618
HONG KONG – 5.0%
China Taiping Insurance Holdings Co., Ltd.*	695,600	2,548,626
SJM Holdings Ltd.	2,956,000	4,393,243
TOTAL HONG KONG – (Cost $4,377,301)		6,941,869
INDONESIA – 1.8%
Bank Mandiri Tbk PT	3,169,500	2,482,406
TOTAL INDONESIA – (Cost $2,066,780)		2,482,406
MALAYSIA – 4.0%
Axiata Group Berhad*	2,109,522	3,044,112
CIMB Group Holdings Berhad	946,186	2,520,933
TOTAL MALAYSIA – (Cost $3,052,116)		5,565,045
SOUTH KOREA – 13.6%
Hyundai Mobis	10,670	2,655,054
Industrial Bank Of Korea	282,610	4,056,122
KT Corp.	30,950	1,221,222
LG Display Co., Ltd.	33,860	1,158,507
POSCO	2,914	1,196,417
Samsung Electronics Co., Ltd.	7,174	4,749,727
Samsung Engineering Co., Ltd.	23,438	3,738,832
TOTAL SOUTH KOREA – (Cost $14,556,029)		18,775,881

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2010 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – Continued
PACIFIC BASIN – Continued
TAIWAN – 7.7%
Chinatrust Financial Holding Co., Ltd.	3,038,696	$1,895,371
Formosa Plastics Corp.	838,000	2,402,769
Hon Hai Precision Industry Co., Ltd.	356,552	1,350,686
Taiwan Fertilizer Co., Ltd.	631,000	2,153,372
Taiwan Semiconductor Manufacturing Co., Ltd.	1,363,822	2,796,990
TOTAL TAIWAN – (Cost $7,182,901)		10,599,188
THAILAND – 1.9%
Kasikornbank PCL	358,500	1,399,083
Thai Oil PCL	694,600	1,227,945
TOTAL THAILAND – (Cost $2,082,578)		2,627,028
TOTAL PACIFIC BASIN – (Cost $44,689,091)		64,049,035
TOTAL COMMON STOCKS – (Cost $84,283,955)		122,723,438
PREFERRED STOCKS – 9.6%
LATIN AMERICA – 9.6%
BRAZIL – 9.6%
AES Tiete SA (shown in units of 1,000)	135,912	1,874,455
Itau Unibanco Holding SA	130,693	3,189,884
Petroleo Brasileiro SA	278,100	4,228,010
Vale SA, Class A	142,477	4,001,221
TOTAL BRAZIL – (Cost $8,730,917)		13,293,570
TOTAL LATIN AMERICA – (Cost $8,730,917)		13,293,570
TOTAL PREFERRED STOCKS – (Cost $8,730,917)		13,293,570
COLLATERAL FOR SECURITIES ON LOAN – 1.3%
State Street Navigator Prime Portfolio	1,768,809	1,768,809
TOTAL COLLATERAL FOR SECURITIES ON LOAN – (Cost $1,768,809)		1,768,809
	Principal Amount
SHORT-TERM INVESTMENTS – 3.6%
Repurchase Agreement with State Street Bank and Trust, 0.01%, 11/01/2010 (b)	$4,942,000	4,942,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $4,942,000)		4,942,000
TOTAL INVESTMENTS – (Cost $99,725,681) – 103.3%		142,727,817
OTHER ASSETS LESS LIABILITIES – (3.3)%		(4,504,830)
NET ASSETS – 100.0%		$138,222,987

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2010 (Unaudited)

Notes to Schedule of Investments:

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Apparel & Textiles 2.8%, Auto Parts 2.0%, Automobiles 1.6%, Banks 24.8%, Brewery 1.7%, Chemicals 1.6%, Computers 0.9%, Construction 4.4%, Drugs & Health Care 4.0%, Electric Utilities 2.3%, Electronics 4.3%, Finance & Banking 2.6%, Gas & Pipeline Utilities 2.4%, Homebuilders 1.7%, Hotels & Restaurants 3.2%, Household Products 1.9%, Insurance 1.9%, Metals 4.0%, Mining 3.8%, Oil & Gas 6.3%, Oil – Refining And Marketing 0.9%, Oil Integrated 1.3%, Plastics 1.8%, Real Estate 3.1%, Semi-conductor Manufacturing Equipment 2.1%, Software 2.0%, Steel 0.9%, Telecommunications 3.3%, Telecommunications Equipment 2.2%, and Telecommunications Services 4.2%.

*  Non-income producing security.

(a)  A portion of this security was held on loan. As of October 31, 2010, the market value of the securities loaned was 5,093,034.

(b)  Repurchase agreement, dated 10/29/2010, due 11/01/2010 with repurchase proceeds of $4,942,004 is collateralized by United States Treasury Note, 1.00% due 04/30/2012 with a market value of $5,044,053.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

144A  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

MCBT EUROPEAN SELECT FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2010 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – 96.1%
DENMARK – 2.2%
AP Moller - Maersk A/S	37	$321,103
TOTAL DENMARK – (Cost $304,842)		321,103
FRANCE – 28.6%
Bureau Veritas SA	6,491	479,715
Carrefour SA	5,110	275,807
Cie Generale de Geophysique-Veritas (a)*	18,624	434,175
Groupe Eurotunnel SA	52,969	526,451
Natixis*	53,434	327,746
Rhodia SA	12,383	344,176
Societe Generale	4,626	277,015
Technip SA	7,027	590,625
Valeo SA*	10,550	567,076
Vivendi Universal	13,255	378,098
TOTAL FRANCE – (Cost $3,334,372)		4,200,884
GERMANY – 4.7%
Aixtron AG (a)	10,077	328,890
Fresenius Medical Care AG & Co.	2,290	145,879
GEA Group AG	8,395	219,546
TOTAL GERMANY – (Cost $619,115)		694,315
IRELAND – 3.1%
United Business Media Ltd.	43,075	454,160
TOTAL IRELAND – (Cost $424,366)		454,160
ITALY – 7.4%
Azimut Holding SpA	34,783	354,852
Terna - Rete Elettrica Nazionale SpA	113,250	522,515
UniCredit SpA	82,583	215,281
TOTAL ITALY – (Cost $1,005,149)		1,092,648
NETHERLANDS – 11.2%
ASM International (a)*	13,471	343,856
CSM	12,051	381,576
Gemalto NV	7,306	332,713
ING Groep NV*	54,596	582,818
TOTAL NETHERLANDS – (Cost $1,487,864)		1,640,963
NORWAY – 4.6%
DnB NOR ASA	26,056	357,699
Statoil Fuel & Retail ASA*	45,349	321,344
TOTAL NORWAY – (Cost $591,964)		679,043

See Notes to Financial Statements.

MCBT EUROPEAN SELECT FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2010 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – Continued
SPAIN – 5.4%
Abengoa SA (a)	17,844	$494,222
Grifols SA (a)	17,923	290,238
TOTAL SPAIN – (Cost $660,158)		784,460
SWEDEN – 6.6%
Scania AB	22,944	487,757
Swedish Match AB	17,317	484,020
TOTAL SWEDEN – (Cost $747,975)		971,777
SWITZERLAND – 8.3%
Julius Baer Group Ltd.	10,608	447,799
Syngenta AG	1,586	438,707
Temenos Group AG*	9,975	334,510
TOTAL SWITZERLAND – (Cost $1,002,827)		1,221,016
UNITED KINGDOM – 14.0%
Centrica PLC	42,014	223,641
Dialog Semiconductor PLC*	15,736	287,127
Mondi PLC	51,525	429,318
National Grid PLC	38,430	363,312
Tullett Prebon PLC	55,930	354,893
Xstrata PLC	20,328	393,966
TOTAL UNITED KINGDOM – (Cost $1,573,473)		2,052,257
TOTAL COMMON STOCKS – (Cost $11,752,105)		14,112,626
COLLATERAL FOR SECURITIES ON LOAN – 7.4%
State Street Navigator Prime Portfolio	1,089,690	1,089,690
TOTAL COLLATERAL FOR SECURITIES ON LOAN – (Cost $1,089,690)		1,089,690
	Principal Amount
SHORT-TERM INVESTMENTS – 5.4%
Repurchase Agreement with State Street Bank and Trust, 0.01%, 11/01/2010 (b)	$799,000	799,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $799,000)		799,000
TOTAL INVESTMENTS – (Cost $13,640,795) – 108.9%		16,001,316
OTHER ASSETS LESS LIABILITIES – (8.9)%		(1,306,762)
NET ASSETS – 100.0%		$14,694,554

See Notes to Financial Statements.

MCBT EUROPEAN SELECT FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2010 (Unaudited)

Notes to Schedule of Investments:

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Auto Parts 4.0%, Banks 11.5%, Brewery 3.0%, Broadcasting 2.3%, Building Construction 4.7%, Chemicals 2.4%, Commercial Services 3.4%, Computer Services 2.4%, Construction 3.5%, Diversified 6.6%, Electric Utilities 3.7%, Finance 2.5%, Food & Beverages 2.7%, Industrial Machinery 3.5%, Medical Products 1.0%, Medical Services 2.1%, Mining 2.8%, Multimedia 2.7%, Oil & Gas 7.3%, Publishing 3.2%, Retail Grocery 1.9%, Semi-conductor Manufacturing Equipment 6.8%, Software 2.4%, Specialty Retail 2.3%, Tobacco 3.4%, Transportation 3.7%, and Utilities 4.2%.

*  Non-income producing security.

(a)  A portion of this security was held on loan. As of October 31, 2010, the market value of the securities loaned was $1,387,589.

(b)  Repurchase agreement, dated 10/29/2010, due 11/01/2010 with repurchase proceeds of $799,001 is collateralized by United States Treasury Note, 1.00% due 4/30/2012 with a market value of $816,995.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2010 (Unaudited)

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund	MCBT European Select Fund
ASSETS
Investments in securities, at value	$61,052,275	$137,785,817	$15,202,316
Repurchase agreement	1,403,000	4,942,000	799,000
Cash	426	64	477
Unrealized appreciation on spot contracts	181	–	554
Foreign currency, at value	5,214	61,977	–
Receivable for investments sold	–	34,945,832	4,790,871
Dividends and interest receivable	76,984	75,371	11,188
Foreign tax reclaims receivable	167,873	9,226	87,473
TOTAL ASSETS	62,705,953	177,820,287	20,891,879
LIABILITIES
Unrealized depreciation on spot contracts	–	85,188	34,721
Payable for investments purchased	304,100	–	369,895
Payable for Fund shares repurchased	–	37,078,741	4,606,127
Collateral for securities on loan (Note B)	3,241,662	1,768,809	1,089,690
Management fee payable	98,572	333,027	39,738
Administration fee payable	5,264	6,843	1,268
Capital gains taxes accrued	12,009	192,703	–
Accrued expenses and other liabilities	68,432	131,989	55,886
TOTAL LIABILITIES	3,730,039	39,597,300	6,197,325
TOTAL NET ASSETS	$58,975,914	$138,222,987	$14,694,554
COMPOSITION OF NET ASSETS
Paid-in capital	$70,286,349	$158,860,933	$58,940,372
Undistributed net investment income	301,163	627,160	127,873
Accumulated net realized loss on investments and foreign currency transactions	(18,014,339)	(64,126,102)	(46,749,180)
Net unrealized appreciation on investments and foreign currency	6,402,741	42,860,996	2,375,489
TOTAL NET ASSETS	$58,975,914	$138,222,987	$14,694,554
SHARES OF BENEFICIAL INTEREST OUTSTANDING*	6,096,359	25,752,587	2,357,704
NET ASSET VALUE PER SHARE	$9.67	$5.37	$6.23
Identified cost of investments:
Unaffiliated issuers	$56,070,598	$99,725,681	$13,640,795
Cost of foreign currency	$5,130	$61,792	$–

*  Unlimited number of shares authorized

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED OCTOBER 31, 2010 (Unaudited)

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund	MCBT European Select Fund
INVESTMENT INCOME
Interest income (1)	$14,269	$6,100	$13,182
Dividend income	566,883	1,940,183	250,566
Foreign taxes withheld	(46,737)	(205,677)	(35,762)
TOTAL INVESTMENT INCOME	534,415	1,740,606	227,986
EXPENSES
Management fees	176,419	664,787	85,000
Custodian fees	74,872	209,876	71,941
Administration fees	17,161	61,010	9,194
Audit fees	26,569	26,567	25,409
Legal fees	18,316	55,779	8,990
Transfer agent fees	3,108	3,130	2,895
Trustees fees	6,261	19,394	2,849
Stock dividend tax	–	3,204	–
Miscellaneous expenses	11,152	46,803	5,952
TOTAL EXPENSES	333,858	1,090,550	212,230
Management fee reimbursement	(18,857)	–	–
NET EXPENSES	315,001	1,090,550	212,230
NET INVESTMENT INCOME	219,414	650,056	15,756
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments	1,938,140	19,639,088	599,478
Net realized loss on foreign currency transactions	(26,819)	(209,694)	(23,133)
Net change in unrealized appreciation (depreciation) on:
Investments	252,849	(1,964,337)	233,708
Foreign currency	15,190	42,837	14,241
Deferred foreign capital gains tax	(12,009)	79,398	–
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	2,167,351	17,587,292	824,294
NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,386,765	$18,237,348	$840,050
(1) Interest income includes security lending income of:	$14,223	$5,825	$13,134

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MCBT Opportunistic EAFE Fund		MCBT Global Emerging Markets Fund
	Six Months Ended October 31, 2010 (Unaudited)	Year Ended April 30, 2010	Six Months Ended October 31, 2010 (Unaudited)	Year Ended April 30, 2010
NET ASSETS, beginning of period	$49,376,649	$63,179,789	$198,603,173	$214,781,838
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	219,414	1,120,019	650,056	2,252,855
Net realized gain (loss)	1,911,321	(1,664,859)	19,429,394	16,243,248
Net change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	256,030	16,899,451	(1,842,102)	58,129,798
Net increase in net assets from operations	2,386,765	16,354,611	18,237,348	76,625,901
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	–	(1,324,320)	–	(3,654,100)
Total distributions	–	(1,324,320)	–	(3,654,100)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,600,000	153,133	–	18,719,500
Reinvestment of distributions to shareholders	–	1,324,320	–	3,399,745
Cost of shares repurchased	(387,500)	(30,310,884)	(78,617,534)	(111,269,711)
Total increase (decrease) in net assets from capital share transactions	7,212,500	(28,833,431)	(78,617,534)	(89,150,466)
NET INCREASE (DECREASE) IN NET ASSETS	9,599,265	(13,803,140)	(60,380,186)	(16,178,665)
NET ASSETS, end of period	$58,975,914	$49,376,649	$138,222,987	$198,603,173
Undistributed net investment income (loss)	$301,163	$81,749	$627,160	$(22,896)
OTHER INFORMATION:
Capital share transactions:
Shares sold	851,660	16,938	–	4,429,410
Shares issued in reinvestment of distributions to shareholders	–	137,663	–	748,842
Shares repurchased	(43,116)	(3,327,526)	(16,464,469)	(28,409,297)
Net share transactions	808,544	(3,172,925)	(16,464,469)	(23,231,045)

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MCBT European Select Fund
	Six Months Ended October 31, 2010 (Unaudited)	Year Ended April 30, 2010
NET ASSETS, beginning of period	$28,895,232	$29,038,283
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	15,756	216,858
Net realized gain	576,345	7,278,952
Net change in net unrealized appreciation on investments and foreign currency transactions	247,949	1,524,462
Net increase in net assets from operations	840,050	9,020,272
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	–	(126,901)
Total distributions	–	(126,901)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	–	352,158
Reinvestment of distributions to shareholders	–	126,901
Cost of shares repurchased	(15,040,728)	(9,515,481)
Total decrease in net assets from capital share transactions	(15,040,728)	(9,036,422)
NET DECREASE IN NET ASSETS	(14,200,678)	(143,051)
NET ASSETS, end of period	$14,694,554	$28,895,232
Undistributed net investment income	$127,873	$112,117
OTHER INFORMATION:
Capital share transactions:
Shares sold	–	81,518
Shares issued in reinvestment of distributions to shareholders	–	21,692
Shares repurchased	(2,665,220)	(1,900,114)
Net share transactions	(2,665,220)	(1,796,904)

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Six Months Ended October 31, 2010 (Unaudited) (2)		Year Ended April 30, 2010 (2)	Year Ended April 30, 2009 (2)	Year Ended April 30, 2008 (2)	Year Ended April 30, 2007 (2)	Year Ended April 30, 2006 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$9.340		$7.470	$13.790	$14.260	$12.310	$11.020
Net investment income	0.039		0.144	0.208	0.166	0.088	0.071
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.291		1.890	(6.315)	(0.242)	1.905	4.600
Total from investment operations	0.330		2.034	(6.107)	(0.076)	1.993	4.671
Less distributions:
Net investment income	–		(0.164)	(0.213)	(0.010)	(0.043)	(1.991)
Net realized gains	–		–	–	(0.384)	–	(1.390)
Total distributions	–		(0.164)	(0.213)	(0.394)	(0.043)	(3.381)
Net asset value, end of period	$9.670		$9.340	$7.470	$13.790	$14.260	$12.310
TOTAL INVESTMENT RETURN (1)	3.53	%(3)	27.17%	(44.33)%	(0.72)%	16.22%	48.23%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period	$58,975,914		$49,376,649	$63,179,789	$101,516,485	$29,118,526	$25,347,676
Operating gross expenses to average net assets	1.33	%(4)	1.17%	1.14%	1.13%	1.70%	1.79%
Operating net expenses to average net assets	1.25	%(4)	1.17%	1.14%	1.17%	1.61%	1.79%
Net investment income to average net assets	0.87	%(4)	1.56%	2.24%	1.16%	0.70%	0.61%
Portfolio turnover rate	35%		103%	97%	77%	106%	81%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

(3)  Periods less than one year are not annualized.

(4)  Annualized.

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Six Months Ended October 31, 2010 (Unaudited) (2)		Year Ended April 30, 2010 (2)	Year Ended April 30, 2009 (2)	Year Ended April 30, 2008 (2)		Year Ended April 30, 2007 (2)	Year Ended April 30, 2006 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$4.700		$3.280	$9.380	$10.950		$11.050	$7.830
Net investment income	0.018		0.047	0.139	0.079	(5)	0.090	0.149
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.652		1.452	(4.625)	2.322		1.771 (6)	5.347
Total from investment operations	0.670		1.499	(4.486)	2.401		1.861	5.496
Less distributions:
Net investment income	–		(0.079)	(0.120)	(0.061)		(0.087)	(0.167)
Net realized gains	–		–	(1.494)	(3.910)		(1.874)	(2.109)
Total distributions	–		(0.079)	(1.614)	(3.971)		(1.961)	(2.276)
Net asset value, end of period	$5.370		$4.700	$3.280	$9.380		$10.950	$11.050
TOTAL INVESTMENT RETURN (1)	14.26	%(3)	45.79%	(45.43)%	18.69	%(5)	18.30%	77.13%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period	$138,222,987		$198,603,173	$214,781,838	$470,285,917		$522,330,052	$491,169,979
Operating gross expenses to average net assets	1.31	%(4)	1.23%	1.16%	1.10%		1.11%	1.13%
Operating net expenses to average net assets	1.31	%(4)	1.23%	1.16%	1.10%		1.11%	1.13%
Net investment income to average net assets	0.78	%(4)	1.10%	2.70%	0.69%		0.85%	1.56%
Portfolio turnover rate	19%		112%	103%	63%		67%	102%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

(3)  Periods less than one year are not annualized.

(4)  Annualized.

(5)  Includes investment income from Martin Currie as a result of a reimbursement of overdraft fees. Excluding this investment income would have no effect on net investment income or total investment return.

(6)  Includes a non-recurring gain from Martin Currie recorded as a result of an incorrectly executed trade. The non-recurring gain resulted in an increase in net realized and unrealized gain (loss) on investments and foreign currency transactions of $0.013 per share. Excluding this non-recurring gain, total investment return would have been 0.12% lower.

See Notes to Financial Statements.

MCBT EUROPEAN SELECT FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Six Months Ended October 31, 2010 (Unaudited) (2)		Year Ended April 30, 2010 (2)	Year Ended April 30, 2009 (2)	Year Ended April 30, 2008 (2)		Year Ended April 30, 2007 (2)	Year Ended April 30, 2006 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$5.750		$4.260	$11.070	$20.830		$19.570	$15.060
Net investment income	0.004		0.040	0.284	0.239	(5)	0.384	0.191	(6)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.476		1.474	(6.464)	(1.532)		6.018	8.222
Total from investment operations	0.480		1.514	(6.180)	(1.293)		6.402	8.413
Less distributions:
Net investment income	–		(0.024)	(0.334)	(0.315)		(0.351)	(0.262)
Net realized gains	–		–	(0.296)	(8.152)		(4.791)	(3.641)
Total distributions	–		(0.024)	(0.630)	(8.467)		(5.142)	(3.903)
Net asset value, end of period	$6.230		$5.750	$4.260	$11.070		$20.830	$19.570
TOTAL INVESTMENT RETURN (1)	8.52	%(3)	35.53%	(55.84)%	(9.54	)%(5)	36.46%	64.64%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period	$14,694,554		$28,895,232	$29,038,283	$98,784,943		$167,992,389	$114,826,430
Operating gross expenses to average net assets	1.87	%(4)	1.61%	1.37%	1.29%		1.32%	1.30%
Operating net expenses to average net assets	1.87	%(4)	1.61%	1.23%	1.29%		1.32%	1.30%
Net investment income to average net assets	0.14	%(4)	0.72%	4.25%	1.47%		1.94%	1.12	%(6)
Portfolio turnover rate	144%		307%	218%	91%		55%	104%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

(3)  Periods less than one year are not annualized.

(4)  Annualized.

(5)  Includes investment income from Martin Currie as a result of a reimbursement of overdraft fees. Excluding this investment income would have no effect on net investment income or total investment return.

(6)  Net investment income per share and the net investment income to average net assets ratio includes non-recurring dividend income amounting to $0.108 and 0.63%, respectively.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION

Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust on May 20, 1994. The Trust currently offers three funds which have differing investment objectives and policies: MCBT Opportunistic EAFE Fund (the "Opportunistic EAFE Fund"), MCBT Global Emerging Markets Fund (the "Global Emerging Markets Fund"), and MCBT European Select Fund (the "European Select Fund") (each a "Fund" and collectively, the "Funds"). The Opportunistic EAFE Fund, the Global Emerging Markets Fund, and the European Select Fund commenced investment operations on July 1, 1994, February 14, 1997, and June 6, 2002, respectively. The Trust's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

Foreign Investments - The Funds will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

Valuation of Investments - Equity securities listed on an established securities exchange normally are valued at their last sale price on the exchange where primarily traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities listed on an established securities exchange or on the NASDAQ National Market System for which there is no reported sale during the day, and in the case of over the counter securities not so listed, are valued at the mean between the last bid and asked price, except that short-term securities and debt obligations with sixty (60) days or less remaining until maturity may be valued at their amortized cost. Other securities for which current market quotations are not readily available (including certain restricted securities, if any) and all other assets are taken at fair value as determined in good faith by or in accordance with valuation procedures approved by the Trustees of the Trust (the "Trustees"), although the actual calculations may be made by persons acting pursuant to the direction of the Trustees or by pricing services.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, which events will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of any Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with valuation procedures approved by the Trustees, which may include the use of a third party valuation service. During the period covered by this report, certain foreign securities held by the Funds were subject to Fair value pricing adjustments made at the direction of third-party pricing vendors approved by the Board. Fair value pricing involves subjective judgments, and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. As of October 31, 2010, the Fund held no

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

securities that had been fair valued by the Trust's Valuation Committee in accordance with the Trust's Valuation Procedures other than those valued by the third-party pricing service.

Fair Value Measurement - The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

•  Level 1 - Valuations based on quoted prices for identical securities in active markets.

•  Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•  Level 3 - Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used as of October 31, 2010 in valuing each Fund's investments carried at value:

Fund	Level 1	Level 2	Level 3	Total
MCBT Opportunistic EAFE Fund
Common Stock	$57,098,816	$–	$–	$57,098,816
Rights and Warrants	–	711,797	–	711,797
Short-Term Investments	–	1,403,000	–	1,403,000
Collateral for Securities on Loan	–	3,241,662	–	3,241,662
Total Investments	57,098,816	5,356,459	–	62,455,275
MCBT Global Emerging Markets Fund
Common Stocks	120,625,238	2,098,200	–	122,723,438
Preferred Stocks	13,293,570	–	–	13,293,570
Short-Term Investments	–	4,942,000	–	4,942,000
Collateral for Securities on Loan	–	1,768,809	–	1,768,809
Total Investments	133,918,808	8,809,009	–	142,727,817
MCBT European Select Fund
Common Stocks	14,112,626	–	–	14,112,626
Short-Term Investments	–	799,000	–	799,000
Collateral for Securities on Loan	–	1,089,690	–	1,089,690
Total Investments	14,112,626	1,888,690	–	16,001,316

Effective July 31, 2010, the Funds adopted Financial Accounting Standards Board Accounting Standards Update (ASU) 2010-06, Fair Value Measurements and Disclosures (Topic 820). The ASU amends GAAP to add new requirements for disclosures about transfers into and out of Levels 1 and 2 of the fair value hierarchy. It also clarifies existing fair value disclosure about the level of disaggregation and about inputs and valuation techniques used to measure fair value for investments that fall in either Levels 2 or 3 fair value hierarchy. There were no significant transfers into and out of Levels 1, 2, and 3 during the period ended October 31, 2010.

Repurchase Agreements - In connection with transactions in repurchase agreements, the Funds' custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

Securities Lending - The Funds may lend any of their securities held by State Street Bank and Trust Company ("State Street") as custodian to certain qualified brokers, except those securities which the Funds or Martin Currie, Inc. (the "Investment Manager") specifically identify as not being available. By lending their investment securities, the Funds attempt to increase their net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the accounts of the Funds. Risks of delay in recovery of the securities or even loss of rights in non-cash collateral may occur should the borrower of the securities fail financially, as well as risks of loss from the investment of cash collateral (which may be increased at time of high market volatility). Risks may also arise to the extent that the value of non-cash collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, a Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. At the time of lending, collateral received must generally equal or exceed 102% of the current market value of the loaned securities with respect to fixed income and US dollar denominated equity securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities, and the remainder is divided between the Agent and the applicable Fund.

As of October 31, 2010, the Funds listed below had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

Fund	Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral	Total Collateral (Including Calculated Mark)*
Opportunistic EAFE Fund	$3,704,133	$3,241,662	$609,875	$3,858,394
Global Emerging Markets Fund	5,093,034	1,768,809	3,570,121	5,345,125
European Select Fund	1,387,589	1,089,690	370,027	1,459,243

*  Balances represent the end of day mark to market of securities lending collateral that will be reflected by the Funds as of the next business day.

Investment Transactions - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

Investment Income - Dividend income is recorded on the ex-dividend date (net of foreign withholding taxes). Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date and as soon as a Fund is informed of such dividends. Interest income is recorded daily on the accrual basis and includes accretion of discount and amortization of premium on investments. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Foreign Currency Translations - The records of the Funds are maintained in US dollars. Foreign currency amounts are translated into US dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on a daily basis when a Fund's net asset value is determined. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts ("Forwards").

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

The net U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of Forwards, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the US dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts - A Forward is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily at the prevailing forward exchange rate of the underlying currencies and the change in the market value is recorded by a Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the US dollar value of portfolio securities denominated in a foreign currency. As of October 31, 2010, none of the Funds had open Forwards.

Although Forwards limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Equity Linked Securities - Each Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. These securities may be used by a Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid and subject to each Fund's restrictions on investments in illiquid securities. As of October 31, 2010, the Funds did not hold any equity-linked securities.

Restricted Securities - The Funds may invest in restricted securities. Restricted securities include any security that is designated as a security issued pursuant to Rule 144A or commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended. Many restricted securities are illiquid, but may be deemed to be liquid by the Investment Manager pursuant to the Trust's policy regarding liquidity. The Funds do not have the right to demand that such securities be registered.

Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Manager believes the likelihood of such a liability is remote.

Expenses - Expenses directly attributable to each Fund are charged to the respective Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

Distributions to Shareholders - Each Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the respective Fund at the net asset value unless the shareholder formally elects to receive cash. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for passive foreign investment companies ("PFICs"), foreign currency transactions, losses deferred due to wash sales, post October 31 losses, capital loss carryforwards, and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

The components of distributable earnings (accumulated losses) at April 30, 2010 on a tax basis and the tax character of distributions during fiscal 2010 and 2009 were as follows:

			2010		2009
Fund	Tax Basis Undistributed Net Investment Income	Tax Basis Undistributed Long-Term Gain	Distributions From Ordinary Income	Distributions From Long-Term Gain	Distributions From Ordinary Income	Distributions From Long-Term Gain
Opportunistic EAFE Fund	$84,602	$–	$1,324,320	$–	$1,768,278	$–
Global Emerging Markets Fund	–	–	3,654,100	–	14,295,335	66,226,618
European Select Fund	116,215	–	126,901	–	2,759,097	2,446,509

Income Taxes - Each Fund of the Trust is treated as a separate entity for US federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

As of April 30, 2010, the following Funds had realized capital loss carry-forwards, for U.S. federal income tax purposes, available to be used to offset future realized capital gains to the extent provided by regulations:

Fund	Expiring April 30, 2011	Expiring April 30, 2012	Expiring April 30, 2017	Expiring April 30, 2018
Opportunistic EAFE Fund	$2,295,115	$288,029	$12,246,391	$4,324,099
Global Emerging Markets Fund	–	–	41,333,989	35,377,027
European Select Fund	–	–	29,407,243	17,255,255

During the fiscal year ended April 30, 2010, the Opportunistic EAFE Fund had realized capital loss carry-forwards of $7,124,922 that expired unused. Also during the fiscal year ended April 30, 2010, the Opportunistic EAFE Fund had realized capital loss carry-forwards of $3,075,622 and current year realized losses of $18,336,607 that were permanently lost due to an ownership change.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

As of April 30, 2010, the Funds elected for federal income tax purposes to defer the following current year post October 31 losses as though the losses were incurred on the first day of the next fiscal year:

Fund	Post October Capital Loss	Post October Currency Loss
Global Emerging Markets Fund	$–	$22,896
European Select Fund	451,859	–

Management has analyzed the Funds' tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006-2009), or expected to be taken in the Funds' 2010 tax returns. The Funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

NOTE C - AGREEMENTS AND FEES

The Trust has entered into an advisory agreement (the "Advisory Agreement") with the Investment Manager, a wholly-owned subsidiary of Martin Currie (Holdings) Limited, for each Fund. Under each Advisory Agreement, the Investment Manager provides investment management, advisory and certain administrative services to the Fund, for which the Fund pays the Investment Manager a management fee computed daily and paid quarterly based on the Fund's average net assets at the annual rates listed below:

Fund	Management Fee
Opportunistic EAFE Fund	0.70%
Global Emerging Markets Fund	0.80%
European Select Fund	0.75%

Effective February 19, 2007, the Investment Manager contractually agreed to contribute to certain qualifying operating expenses of the MCBT Opportunistic EAFE Fund, to the extent that those qualifying expenses exceed 1.25% of the Fund's average daily net assets (the "Expense Limitation Level"). Under the terms of the agreement, if the qualifying expenses fall below the Expense Limitation Level, contributions made within a rolling 3 year period will be reimbursed by the Fund to the Investment Manager, provided that any such reimbursement will not cause the Fund to exceed the Expense Limitation Level. As of October 31, 2010, the following amount is subject to recapture:

Fund	Expires April 30, 2013
Opportunistic EAFE Fund	$18,857

This agreement expires August 31, 2011. There is no guarantee that the Investment Manager will renew this arrangement beyond August 31, 2011.

The Trustees have approved a proposal to increase the management fee of Global Emerging Markets Fund to 1.00%. This fee is expected to be effective January 17, 2011 if approved by shareholders.

State Street serves as administrator, custodian, transfer agent and dividend paying agent of the Trust. State Street performs certain administrative services for the Trust. Each Fund pays State Street, as administrator, a fee at the rate of 0.06% of its average net assets up to $125 million, 0.04% of the next $125 million, and 0.02% of those assets in excess of $250 million per Fund, subject to a $55,000 minimum fee per year per Fund, plus certain out of pocket costs. Fees are calculated on a complex-wide basis.

The Trust has adopted a distribution servicing plan in accordance with Rule 12b-1 under the 1940 Act for each Fund. The plan authorizes the Investment Manager to spend an amount of the management fee it collects for activities or

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

services primarily intended to result in the sale of Fund shares or for providing personal services to Fund shareholders. The trust is not aware of any payments for the distribution of Fund shares made directly or indirectly out of Fund assets during the period covered by this report.

Trustees of the Trust who are not interested persons, as defined in the 1940 Act, receive aggregate annual fees of $50,000 ($25,000 per Trustee). The Fund does not compensate its officers or interested trustees.

NOTE D - INVESTMENT TRANSACTIONS

Excluding short-term investments and including in-kind redemptions, if any, each Fund's purchases and sales of investments for the period ended October 31, 2010 were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Opportunistic EAFE Fund	$24,475,536	$17,152,460
Global Emerging Markets Fund	30,809,301	104,850,889
European Select Fund	29,982,463	43,912,082

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at October 31, 2010 were as follows:

	Identified	Gross Unrealized		Net Unrealized
Fund	Cost	Appreciation	Depreciation	Appreciation
Opportunistic EAFE Fund	$56,070,598	$7,336,310	$951,633	$6,384,677
Global Emerging Markets Fund	99,725,681	44,437,605	1,435,469	43,002,136
European Select Fund	13,640,795	2,374,415	13,894	2,360,521

The differences between the book basis and federal income tax basis cost of investments are primarily due to the deferral of realized capital losses on wash sales.

The net unrealized appreciation/depreciation on foreign currency transactions at October 31, 2010 on a federal income tax basis for each Fund was the same for financial reporting purposes.

NOTE E - PRINCIPAL SHAREHOLDERS

The table below shows the number of shareholders each owning greater than 5% of the outstanding shares of a Fund as of October 31, 2010 and the total percentage of shares of the Fund held by such shareholders:

	5% or Greater Shareholders
Fund	Number	% of Shares
Opportunistic EAFE Fund	5	94.93
Global Emerging Markets Fund	4	92.43
European Select Fund	3	93.75

One or more affiliates of the Investment Manager have investment discretion with respect to the clients' holdings in the Funds, which collectively represent a significant portion of the Funds' assets. Significant shareholder transactions, if any, may impact the Funds' performance.

NOTE F - CONCENTRATION OF RISK

Each Fund will invest extensively in foreign securities (i.e., those which are not listed on a US securities exchange). Investing in foreign securities involves risks not typically found in investing in US markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates,

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. All of the Funds are subject to foreign risk and may experience more rapid and extreme changes in value than Funds investing solely in the United States. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Furthermore, issuers of foreign securities are subject to different and often less comprehensive, accounting, reporting and disclosure requirements than US issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable US companies and US securities market.

The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, impose restrictions on foreign ownership, withhold taxes on dividend or interest payments and capital gains or prohibit repatriation of assets, and may provide less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the US economy in such respects as growth of gross domestic product or gross national product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment and balance of payments position.

NOTE G - LINE OF CREDIT

The Trust participates in an unsecured, uncommitted line of credit agreement with State Street expiring October 28, 2011. Under the terms of the agreement, each Fund is permitted to borrow, subject to the limitations set forth in the Trust's Private Placement Memorandum, Statement of Additional Information and the 1940 Act, amounts that, in the aggregate for all Funds, will not exceed $50,000,000. The Trust pays an annual fee of $5,000 which is allocated evenly to the participating Funds. Borrowings are charged interest at an annual rate equal to the then prevailing Federal Funds rate plus 1.25%, which is borne by each respective borrowing Fund. There were no borrowings or allocated fees during the period ended October 31, 2010.

NOTE H - TRANSACTIONS WITH AFFILIATED PERSONS

Under the 1940 Act, "affiliated persons" include companies (a) in which a Fund (or an affiliated person of the Fund) has direct or indirect ownership of, control of or voting power over 5% or more of the outstanding voting securities or (b) that a Fund (or an affiliated person of the Fund) has control of, or is controlled by, or with which the Fund is under common control. Transactions with such affiliated persons are conducted in accordance with the requirements of Rule 17a-7 under the 1940 Act. During the period ended October 31, 2010, the Funds did not engage in any such transactions.

NOTE I - NEW ACCOUNTING PRONOUNCEMENTS

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2010-06. The ASU amends GAAP to add new requirements for disclosures about transfers into and out of Level 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies exiting fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009. At this time the Funds' management is evaluating the implications of ASU 2010-06.

NOTE J - SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events affecting the Funds' financial statements through December 21, 2010. Management has determined that there are no such subsequent events that would require disclosure in the Funds' financial statements through the above date, at which time the financial statements were issued.

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

Quarterly Schedule of Investments

Each Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third fiscal quarters of each fiscal year. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to the Funds' portfolio securities is available (1) without charge, upon request, by calling collect 1-212-258-1900 (Attention: Jamie Sandison / David Rochman); and (2) on page 15 of the Trust's Statement of Additional Information dated August 27, 2010, which is available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Approval of Continuation of Investment Advisory Agreements

The Board of Trustees (the "Board" or the "Trustees"), including the trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"), at a meeting held in person in May 2010, considered the renewal of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (the "Advisory Agreements"). In connection with its deliberations at the May meeting, the Board requested and received from the Investment Manager information that the Board believed to be reasonably necessary to evaluate the Advisory Agreements, including: (1) biographies of employees primarily responsible for providing investment advisory services; (2) detailed comparative performance data; (3) detailed comparative industry fee and expense data; (4) Martin Currie's Code of Ethics; (5) information regarding brokerage allocation and best execution; (6) an annual report relating to the Funds' Rule 12b-1 Defensive Plans; (7) the Martin Currie Limited Annual Report and Accounts for the year ended December 31, 2009; (8) a standard investment advisory contract for the Funds; and (9) the October 31, 2009 semi-annual report of the Trust. In preparation for making their determinations with respect to the renewal of the Advisory Agreements, the Trustees had discussions with the portfolio managers in the Edinburgh offices of the Investment Manager. The Board carefully evaluated this information and discussed its deliberations with the Funds' counsel and the Funds' officers.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board, including the Independent Trustees, determined that the terms of the Advisory Agreements were fair and reasonable, in the best interests of shareholders and should be approved, on the basis of the following considerations, among others:

Nature, Extent and Quality of the Services to be Provided by the Investment Manager

The Trustees considered the nature, quality and extent of the advisory services to be provided by the Investment Manager under each of the Advisory Agreements, and reviewed the quality of the advisory services provided by the Investment Manager to the Funds since their inception. They considered the investment style and investment decision-making process employed by the Investment Manager, the Investment Manager's research and analysis capabilities, the nature of the Investment Manager's experience and resources, the experience of relevant personnel of the Investment Manager and the Investment Manager's representations regarding staffing and the retention of personnel with relevant portfolio management experience, and the Investment Manager's resources, practices and procedures designed to address regulatory compliance matters, including the Investment Manager's brokerage allocation and best execution practices. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the overall nature, extent and quality of the services provided by the Investment Manager under the Advisory Agreements was reasonable.

Costs of Services Provided and Profitability to the Investment Manager

At the request of the Trustees, the Investment Manager provided information regarding the costs of services provided and the profitability of the Investment Manager. The Trustees reviewed the financial statements of the Investment Manager

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

and information regarding potential "fall-out" benefits to the Investment Manager. Based on their review of this information, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the profitability was reasonable in light of the services and benefits provided to each Fund.

Investment Performance of the Funds and the Investment Manager

The Trustees considered the investment performance of the Funds and the Investment Manager. In this regard the Investment Manager provided the Trustees with performance information showing the short-term (i.e., 1-, 3- and 6-month) and long-term (i.e., 1-, 3- and 5-year and since inception, as applicable) performance of the Funds. The Investment Manager also provided short-term and long-term rankings prepared by Lipper Inc. ("Lipper") and investment performance data for each Fund's respective benchmark. The Independent Trustees noted that they reviewed the Funds' performance throughout the year through meetings with the portfolio managers and/or other Investment Manager representatives. The Independent Trustees focused on the Funds' relative underperformance over recent periods, and in particular, on the underperformance of the MCBT Opportunistic EAFE Fund, and considered assurances from Martin Curries as to the steps being taken to improve the Funds' performance relative to their Lipper peers.

The Trustees also considered other factors relevant to performance. Those factors varied for each Fund, but included one or more of the following: (i) that the Fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were consistent with the Fund's investment process, strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund's investment strategy; (iii) that the Fund's performance was competitive when compared to other relevant peer groups; and (iv) that Martin Currie had taken or was taking steps designed to help improve the Fund's investment performance, including, but not limited to, making certain changes to investment personnel.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that they were satisfied with the steps the Investment Manager is taking with respect to the investment process and the performance of the Funds.

Advisory Fees, Expense Ratios and Economies of Scale

The Trustees then considered the contractual advisory fee rate paid by each of the Funds to the Investment Manager. The Trustees compared the fee rate of each Fund to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category. The Trustees also considered that the Funds' shareholder base was predominantly of an institutional nature, and that the Funds' shareholders generally invested in the Funds as part of broader investment programs that included investments in other types of products managed by Martin Currie or its affiliates. In evaluating each Fund's advisory fee arrangements, the Trustees also took into account the sophistication of the investment techniques used to manage the Fund, and reviewed information provided by Martin Currie regarding fees paid to Martin Currie by its other clients with similar investment objectives. The Trustees also considered more generally whether the Funds were likely to benefit from any economies of scale in the management of each Fund in the event of growth in assets of such Fund. The Trustees then concluded that overall expenses of the Funds appeared reasonable and that they believed that the management fees were reasonable compared to those charged to comparable funds selected by Lipper, and compared to those charged to other clients of the Investment Manager with similar investment objectives. The Trustees then concluded that the advisory fees charged to the Funds represented reasonable compensation in light of the nature and quality of the services provided by the Investment Manager to the Funds.

In the course of their deliberations, the Trustees also considered alternatives to continuing each Fund's Advisory Agreement for an additional one-year period, taking into account the size of each Fund, the institutional nature of the Funds' shareholder base and the manner in which many of the Funds' shareholders employed the Funds as part of broader investment programs. The Trustees then concluded that their overall consideration of the available practicable alternatives supported the continuance of each Fund's Advisory Agreement for an additional one-year period, commencing July 15, 2010.

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

Availability of Proxy Voting Record

Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling collect 1-212-258-1900 (Attention: Jamie Sandison / David Rochman); and (2) on page 15 of the Trust's Statement of Additional Information, available the website of the Securities and Exchange Commission at http://www.sec.gov.

Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

"Expenses Paid During Period" include amounts reflected in the Funds' Statement of Operations net of reimbursement by the Investment Manager. Please note that the expenses do not reflect shareholder transaction costs such as sales charges or redemption fees, if any. The second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period* May 1, 2010 through October 31, 2010
Actual
Opportunistic EAFE Fund	$1,000.00	$1,035.30	$6.41
Global Emerging Markets Fund	1,000.00	1,142.60	7.07
European Select Fund	1,000.00	1,085.20	9.83
Hypothetical (assuming a 5% return before expenses)
Opportunistic EAFE Fund	$1,000.00	$1,018.90	$6.36
Global Emerging Markets Fund	1,000.00	1,018.60	6.67
European Select Fund	1,000.00	1,015.78	9.50

*  Expenses are equal to the Funds' annualized expense ratio of 1.25%, 1.31% and 1.87% for Opportunistic EAFE Fund, Global Emerging Markets Fund and European Select Fund, respectively, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

TRUSTEES AND OFFICERS

Information about the Trust's Trustees and officers appears below. There is no limit to the term a Trustee may serve. The President, Treasurer and Clerk are elected annually. Other officers may be elected or appointed by the Trustees at any time. The address of each Trustee and officer is c/o Martin Currie Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES. The Funds' Statement of Additional Information has further information about the Trustees and is available without charge, upon request, by calling collect 1-212-258-1900.

Interested Trustee

The Trustee below is an "interested person" (as defined by the Investment Company Act of 1940) in that he is an employee of Martin Currie Inc., the investment adviser to each Fund.

Name and Age	Position(s) Held with Fund	Position Held Since (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (3)	Other Directorships (4)
Jamie Skinner (1) 49	Trustee and President	2010	3	Director, Head of Client Services, Martin Currie Investment Management Limited.	None

Non-Interested Trustees

Each Trustee below is not an "interested person" (as defined by the Investment Company Act of 1940).

Name and Age	Position(s) Held with Fund	Position Held Since (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (3)	Other Directorships (4)
Simon D. Eccles 76	Trustee	1994	3	Director, Sherrill House, Inc. (not-for-profit nursing home). Formerly: Chairman of, Consultant to and Director of BFS Absolute Trust PLC (closed-end fund); Director of 10/10 Digital Ltd. (consultancy).	None

Patrick R. Wilmerding 67	Trustee	1994	3	Self-employed investment manager; Member of Advisory Committee to Healthpoint Capital Fund I (private equity fund); Director of The Providence Journal (newspaper). Formerly: Director of Lenox Capital (private equity firm) and Division Executive of The First National Bank of Boston (bank).	None

Officers (Other Than Officers Who Are Also Trustees)

Name and Age	Position(s) Held with Fund	Position Held Since	Principal Occupations During Past Five Years (3)
Ralph M. Campbell 43	Vice President and Treasurer	2005	Director of Martin Currie (Holdings) Limited (parent company).; President and Director of Martin Currie (Bermuda) Limited.; Director of the following companies: Martin Currie Investment Management Limited; Martin Currie Trustees Limited (trustee company); Martin Currie Inc.; Martin Currie Management Limited; Moorgate Investment Management Limited; Western Canada Investment Company Limited; Designated Member of MarView Investment Partnership LLP. Formerly: Director of Finance of GE Capital Auto Financing.

Gary Logan 40	Vice President	2010	Head of Portfolio Analytics Group of Martin Currie Investment Management; Third Party Administrator Programme Director of Martin Currie Investment Management.

Grant Spence 46	Chief Compliance Officer and Clerk	2009	Head of Complaints Policy, Governance and Projects of Prudential Plc.; Corporate Communications Manager of Prudential Plc.; Policy Manager, Risk & Compliance of Martin Currie Investment Management; Chief Compliance Officer and Acting Head of Risk & Compliance of Martin Currie Investment Management.

(1)  Jamie Skinner replaced Timothy J.D. Hall as the "Interested" Trustee and President of the Trust as of December 8, 2010.

(2)  There is no stated term of the office for the Trustees. The President, Treasurer and Clerk are elected annually by the Trustees. Other officers may be elected or appointed by the Trustees at any time.

(3)  Previous positions during the past five years with any of the group of companies owned by Martin Currie Ltd. are omitted if not materially different from the positions listed.

(4)  Indicates other directorships held by a Trustee with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

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MARTIN CURRIE BUSINESS TRUST

TRUSTEES AND OFFICERS

Jamie Skinner, Trustee and President *

Simon D. Eccles, Trustee

Patrick R. Wilmerding, Trustee

Ralph M. Campbell, Vice President and Treasurer

Gary Logan, Vice President

Grant Spence, Chief Compliance Officer and Clerk

* Interested Trustee

INVESTMENT MANAGER

Martin Currie, Inc.
Saltire Court
20 Castle Terrace
Edinburgh EH1 2ES
Scotland
011-44-131-229-5252

Authorized and regulated by Financial Services Authority

Registered Investment Adviser with the Securities and Exchange Commission

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors. Shares of the Martin Currie Business Trust (the "Trust" may be issued and sold solely in private transactions which do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act."). Investments in the Trust may only be made by individuals who are accredited investors within the meaning of Regulation D of the 1933 Act.

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)  The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that, to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)  There have been no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act)  that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

Certifications required by Rule 30a-2(a) under the Act

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARTIN CURRIE BUSINESS TRUST

By:	/s/ Jamie Skinner
Name:	Jamie Skinner
Title:	President
Date:	January 3, 2011

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 3, 2011	By:	/s/ Jamie Skinner
	Name:	Jamie Skinner
	Title:	President

Date: January 3, 2011	By:	/s/ Ralph Campbell
	Name:	Ralph Campbell
	Title:	Treasurer

EXHIBIT LIST

12(a)(2)(i)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(2)(ii)	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940.